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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            QUANTUM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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Filed by Quantum Corporation
  Pursuant to Rule 425 under the Securities Act of 1933 and
  Deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 Subject Company: Quantum Corporation
  Commission File No. 000-13449

December 11,200 Joint Press Release




                          PENDING COMBINATION OF MAXTOR

                             AND QUANTUM'S HDD UNIT

              CLEARED TO PROCEED UNDER U.S. AND EUROPEAN ANTITRUST

                      PRE-MERGER NOTIFICATION REQUIREMENTS

Milpitas, California, December 11, 2000 - - Maxtor Corporation (NASDAQ:MXTR) and Quantum Corporation (NYSE:DSS) (NYSE:HDD) today announced that the waiting period applicable to the pending combination of Maxtor and Quantum's Hard Disk Drive Group under the U.S. Hart-Scott-Rodino Antitrust Improvements Act expired on December 9, 2000.

The two companies also announced that, on December 8, 2000, the European Commission issued its approval of the combination under the European Union's Merger Control Regulation.

The two companies further reported that they have filed today with the Securities and Exchange Commission a registration statement of Maxtor covering the shares to be issued in the transaction and a joint proxy statement-prospectus for the special meetings at which the respective stockholders of both companies will be asked to approve the transaction. Maxtor's securities will be offered, and proxies will be solicited by both companies, only pursuant to the version of the registration statement that is declared effective by the SEC and the definitive version of the joint proxy statement-prospectus that has been cleared with the SEC.

As announced by the two companies on October 4, 2000, holders of Quantum HDD common stock will receive 1.52 shares of Maxtor common stock for every Quantum HDD share they own. The companies expect the transaction to be completed in the first quarter of 2001.

About Maxtor

Maxtor designs, develops, manufactures, sells and supports hard disk drives for desktop computer systems. Maxtor's DiamondMax product family consists of 3.5-inch hard disk drives for the desktop market segment with storage capacities of up to 80 gigabytes. These products provide industry leading benchmark performance and storage capacity to the personal computer marketplace.

Maxtor also designs, develops, manufactures, sells, and supports entry level and mid-range network attached storage products. Maxtor's MaxAttach product family consists of the NAS 3000 with storage capacities of up to 160 gigabytes, the NAS 4000 with storage capacities of up to 320 gigabytes, and Reflect-It backup software.

About Quantum

Quantum operates its business through two separate business groups: Quantum HDD and Quantum DSS. Since August 3, 1999, Quantum common stock has consisted of two classes which track separately the performance of the two business groups:
Quantum HDD common stock and Quantum DSS common stock.

Quantum HDD designs, develops, markets, and supports hard disk drives for the desktop computer systems and for larger computers and servers. Quantum HDD's Fireball product family consists of 3.5-inch hard disk drives for the desktop computer systems market with storage capacities which range up to 40 gigabytes. Quantum HDD's Atlas product family consists of 3.5-inch hard disk drives for the enterprise server market with storage capacities which range up to 73 gigabytes.

Quantum DSS designs, develops, manufactures, licenses, services, and markets DLTtape drives, DLTtape media cartridges, and storage solutions. Quantum DSS' storage solutions consist of DLTtape libraries, network attached storage solutions, solid state storage systems, and service. Digital Linear Tape, or DLTtape, is Quantum DSS' half-inch tape technology that is the industry standard for mid-range UNIX and NT system backup and archive applications.

Quantum DSS offers a broad line of automated tape libraries which are used to manage, store and transfer data in enterprise networked computing environments. Quantum DSS is a leading provider of network attached storage, or NAS, solutions for workgroups. Quantum DSS' NAS appliances offer a combination of interoperability, reliability, ease of use and cost-effectiveness that it believes to be better suited to the storage needs of workgroups than other storage alternatives.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the consummation of the merger, which is subject to stockholder approval and other customary conditions. More detailed information about these factors is set forth in the reports filed by Quantum and Maxtor with the Securities and Exchange Commission. Neither Quantum nor Maxtor is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

In connection with the proposed transaction, Maxtor has filed a registration statement on Form S-4 and Quantum will file a proxy statement-prospectus, each with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the registration statement and the proxy statement-prospectus (when available) and other documents filed by Quantum and Maxtor with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at http://www.sec.gov. Free copies of the registration statement and other documents filed by Maxtor with the Securities and Exchange Commission may also be obtained from Maxtor by directing a request to Maxtor, Attention: Jenifer Kirtland, 408-432-4270. Free copies of the proxy statement-prospectus and other documents filed by Quantum with the Securities and Exchange Commission may also be obtained from Quantum by directing a request to Quantum, Attention: Chris Golson, 408-894-5590.

Quantum and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Quantum stockholders in favor of the merger. These directors and executive officers include the following:
Michael A. Brown, Richard L. Clemmer, Jerald L. Maurer, W. Curtis Francis, John
B. Gannon, Stephen M. Berkley, David A. Brown, Robert J. Casale, Edward M. Esber, Jr. and Gregory W. Slayton. Collectively, as of November 9, 2000, the directors and executive officers of Quantum may be deemed to beneficially own approximately 2.2% of the outstanding shares of Quantum DSS common stock and approximately 2.0% of the outstanding shares of Quantum HDD common stock. Investors and security holders may obtain additional information regarding the interests of the participants by reading the registration statement and proxy statement-prospectus when they become available.

Maxtor and its directors and certain of its executive officers may be deemed, under SEC rules, to be soliciting proxies from Maxtor's and Quantum's stockholders in favor of the proposed Merger. Information regarding the identity of these persons, and their interests in the solicitation, is set forth in a
Schedule 14A filed with the SEC, and available free of charge at the SEC website and public reference rooms, and from the Maxtor corporate secretary.

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
Contacts:         Quantum Corporation                 Maxtor Corporation

                  Investor Contact                    Investor Contact
                  Renee Budig                         Jenifer Kirtland
                  408-894-5563                        408-432-4270

                  Media Contacts                      Media Contact
                  Chris Golson                        Janet Kacskos
                  408-894-5590                        Wilson McHenry Company
                  or                                  801-273-3974
                  Holly Campbell
                  408-324-7297
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